Mosaic Focus Fund

Semi-Annual Report

June 30, 1999 (Unaudited)

Mosaic Funds

Mosaic Focus Fund

Management's Discussion of Fund Performance

June 30, 1999

Period in Review

The first half of 1999 was another positive period for major market indices, with the Standard and Poor's 500 advancing 12.39% through June 30, 1999 and the Dow Jones Industrial Average advancing 20.48%. As suggested by the disparity in these two measures of market performance, this was not a market tide which lifted all ships equally. Once again, larger stocks tended to do better than mid-sized stocks, which in turn did better than small stocks. However, this trend was much less pronounced than in past periods, largely due to a reversal in fortunes for smaller issues in the month of April.

Mosaic Focus posted a positive return for the six-month period, advancing 1.38%. Its one-year return through June 30, 1999 was 25.86%. These numbers suggest the strength of our performance over the last half of 1998 and the difficulties the more recent six months have held for us. Our discipline in seeking reasonably valued, steady growth stocks kept us away from the hottest segments of the market in the first quarter of the year: certain high-priced, but favored technology and Internet stocks which exceeded our valuation parameters. The fund also had minimal exposure to the market leaders of the second quarter: cyclicals, which as their name implies, have fortunes that rise and fall with economic conditions. These fluctuations typically keep them from meeting our steady growth criteria. It is this price and consistency consciousness which underpins our risk management and which keeps us away from the most speculative issues, such as Internet stocks, some of which lost close to half their value during the first half of 1999. Meanwhile, the solid companies whose advances had propelled us to strong results in the last quarter of 1998 took what we feel is a natural breather, holding steady or retreating slightly.

Over the past year we've made numerous observations on the narrowness of the market. In other words, markets in which a few large stocks make disproportionate advances, leading the indices ahead at a far faster clip than the average stock. This was once again true for the first part of the period, but became less a factor over the latter part of the six-month period covered by this report.

Much of this shift in market temperament can be explained by changing views of the overall economy. Many observers expected to see signs of an economic slowdown early in 1999, but instead, as 1999 unfolded, domestic and global economies showed signs of faster growth. This, in turn, led to fears of inflation, the specter of Federal Reserve rate hikes and subsequent higher interest rates. In anticipation of these trends, rates continued to rise throughout the quarter, reaching the 6% territory as measured by 10-year Treasuries. This robust economic environment helped trigger the market rotation to cyclicals. As a group, these companies typically show higher earnings when commodity prices and the economy are on an upswing. High priced stocks, such as technology issues with exorbitant Price/Earnings ratios, are typically soft in a rising interest rate environment, and suffered accordingly during this past quarter. Many of the stocks that the hottest funds and managers have been relying upon (and which have not been among Mosaic's holdings) turned south this quarter, including negative returns from AOL, Dell and Pfizer.

TOP FIVE HOLDINGS
AS OF JUNE 30, 1999

                              % of net assets

Federal Home Loan    10.39%

Pepsico, Inc.                  9.64%

Tyco Labs                     9.07%

Kroger Company         8.80%

Wells Fargo Co            7.04%

Fund-at-a-Glance

Objective: To provide capital appreciation through a highly concentrated portfolio.

Net Assets: $3.8 million

Date of Inception: December 31, 1997

Ticker: Not yet available

Total Return 12/31/98–6/30/99: 1.38%

Interview with lead equity manager Jay Sekelsky

Q. Can you describe the performance of the fund in light of the overall market?

A. Over the past year-and-a-half, I feel we've done a good job in balancing the risk and rewards in the Focus Fund. Over the past six months we've underperformed the major indices and our peers. However, for the past year our 25.86% return exceeds the S&P 500's return and the average growth fund in the Lipper Growth Index, which showed a 21.69% gain. In light of the types of stocks that have been leading the market, our recent performance is perfectly understandable. We simply have little exposure, due to our investment style, to the hottest technology companies or industrial cyclicals.

Q. Did you make any significant changes in holdings since December 31, 1998?

A. Probably the most significant shift came in the wake of the technology sell-off which occurred in April and May. We took advantage of the dropping prices of many quality companies. We added BMC Software and Computer Sciences Corporation, replacing the more prominent technology companies we held a year ago. We sold Sun Microsystems at a nice profit when the stock reached our price target, while we sold Compaq following disappointing earnings reports. We expanded our holdings in the finance sector and added conglomerate Tyco Labs, putting our total holdings at 16.

Q. What holdings were the strongest contributors to fund performance?

A. We had strong results from a number of different companies. Dayton Hudson, owner of the Target store chain, a strong double-digit return for the period. Our investment in MediaOne Group, a new holding this period and one of the top cable TV companies in the country, was rewarded with a 50% gain.

Q. What holdings were the largest constraints on performance?

A. Our biggest disappointment for the period was computer maker Compaq. Despite it's established position of sales leadership, the company announced disappointing earnings and a cloudy business future. The company is no longer owned in Focus. In general, our defensive consumer holdings, which had major run-ups at the end of 1998, showed price weakness, although no significant business difficulties. Supermarket chains Safeway and Kroger and drugstore operator CVS were all down for the period. We still have great faith in their businesses and expect that they will reward our patience.

Q. What is your outlook for the remainder of 1999?

A. We do think that the economy will reach its long-anticipated slowdown by the end of the year. We fully expect to see the Federal Reserve raise rates once or twice. Once these raises have been digested, we expect interest rates to settle back down to lower levels. In this environment we should see investors gravitate toward some of the more defensive names in our portfolios, such as the supermarkets and Freddie Mac. Still, with our technology holdings we feel confident in our ability to participate in the sort of growth-oriented economy that has been evident so far this year.

Mosaic Focus Fund

Portfolio of Investments – June 30, 1999 (unaudited)

                                  Number
                                    of
                                  Shares     Value

COMMON STOCKS: 97.75% of net assets

CAPITAL GOODS: 9.07%

Tyco International, LTD             3,650     $ 345,838

CONSUMER SERVICES - TELECOMMUNICATIONS: 4.07%

MCI Worldcom, Inc.*                 1,800       155,250

CONSUMER STAPLES - RETAIL: 17.83%

CVS Corp                            3,125       158,594

Kroger Company                     12,000       335,250

Safeway, Inc.                       3,750       185,625

CONSUMER STAPLES - FOOD & BEVERAGE: 9.64%

PepsiCo, Inc.                       9,500       367,531

CONSUMER STAPLES - MEDIA: 4.88%

Mediaone Group, Incorporated *      2,500       185,938

FINANCIAL - BANKING: 7.04%

Wells Fargo & Company               6,275       268,256

FINANCIAL - INSURANCE: 6.32%

MGIC Investment Corporation         4,950       240,694

FINANCIAL - SERVICES: 15.62%

Associates First Capital Corporation 4,500      199,406

Federal Home Loan Mortgage          6,825       395,850

HEALTHCARE: 13.56%

Abbot Laboratories                  4,100       186,550

Bristol Meyers Squibb Company       2,600       183,137

Johnson & Johnson                   1,500       147,000

TECHNOLOGY: 9.72%

BMC Software, Inc.*                 3,400       183,600

Computer Sciences Corporation*      2,700       186,806

TOTAL COMMON STOCKS

                         (Cost $3,453,842)   $3,725,325

                                                 Value

SHORT TERM INVESTMENTS: 11.91% of net assets

REPURCHASE AGREEMENT

With Donaldson, Lufkin & Jenrette Securities Corporation issued 6/30/99 at 4.7%, due 7/1/99, collateralized by $463,196 in United States Treasury Bonds due 2/15/20. Proceeds at maturity are $454,059.

                            (Cost $454,000)   $ 454,000

TOTAL INVESTMENTS

                        (Cost $3,907,842)   $ 4,179,325

CASH AND RECEIVABLES LESS LIABILITIES: (9.66%) of net assets

                                              $ (368,247)

NET ASSETS: 100%                             $ 3,811,078

* Non-income producing.

Statement of Assets and Liabilities
For the six-month period ended June 30, 1999 (unaudited)

ASSETS

Investments, at value (Note 1 and 2)

Investment securites                           $3,725,325

Repurchase agreements                             454,000

Total investments                               4,179,325

Cash                                                   109

Receivables

Investment securities sold                        166,476

Dividends and interest                                693

Total assets                                    4,346,603

LIABILITIES

Payables

Investment securities purchased                  535,525

Total liabilities                                535,525

NET ASSETS (Note 7)                           $3,811,078

CAPITAL SHARES OUTSTANDING                       132,541

NET ASSET VALUE PER SHARE                         $28.75

Statement of Operations
For the six-month period ended June 30, 1999 (unaudited)

INVESTMENT INCOME (Note 1)

Interest income                                  $ 4,989

Dividend income                                   10,419

Total investment income                           15,408

EXPENSES (Notes 3 and 5)

Investment advisory fees                           9,729

Transfer agent, administrative, registration
   and professional fees                           6,408

Total expenses                                    16,137

NET INVESTMENT INCOME (LOSS)                        (729)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments                 159,814

Change in net unrealized appreciation
of investments                                   (67,781)

NET GAIN ON INVESTMENTS                           92,033

TOTAL INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                 $ 91,304

Statement of Changes in Net Assets
For the six-month period ended June 30, 1999 (unaudited)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

Net investment income loss                              $ (729)

Net realized gain on investments                       159,814

Net unrealized appreciation of investments             (67,781)

Total increase in net assets resulting from operations 91,304

CAPITAL SHARE TRANSACTIONS (Note 8)                  1,994,309

TOTAL INCREASE IN NET ASSETS                        2,085,613

NET ASSETS

Beginning of year                                  $ 1,725,465

End of year                                        $ 3,811,078

Financial Highlights
Selected data for a share outstanding for the periods indicated.

                                        Six Months Ended  Year Ended
                                           June 30, 1999  December 31, 1998
                                             (unaudited)

NET ASSET VALUE

Beginning of year                               $28.36        $21.09

INCOME FROM INVESTMENT OPERATIONS

Net investment income (loss)                     (0.01)         0.03

Net realized and unrealized gains on securities  0.40          9.02

Total income from investment operations           0.39          9.05

LESS DISTRIBUTIONS

Dividends from net income                           --         (0.10)

Capital gain distributions                          --         (1.68)

Total distributions                                 --         (1.78)

NET ASSET VALUE

End of year                                     $28.75        $28.36

TOTAL RETURN                                      2.76%-1      44.23%

NET ASSETS END OF PERIOD (Thousands)             3,811         1,725

RATIOS

Operating expenses to average net assets          1.21%-1       1.25%

Net income to average net assets                 (0.05)%-1      0.15%

Portfolio turnover rate                              69%         112%

1 Annualized.

Mosaic Focus Fund
Notes to Financial Statements
For the six-month period ended June 30, 1999 (unaudited)

1. Summary of Significant Accounting Principles. Mosaic Focus Fund adopted its current investment objectives and policies effective January 1, 1998. It is a non-diversified equity fund seeking long-term growth of capital. Its policies are to invest in approximately 12-18 stocks. The Fund is organized as a Massachusetts Business Trust. Prior to 1998, the Fund was known as Madison Opportunity Fund, Inc. Madison Opportunity Fund, Inc. was a diversified, small to mid-cap growth portfolio that was never publicly offered to investors. Its portfolio was liquidated prior to 1998. As such, the financial information in this report for periods prior to January 1, 1998 is not presented because it is not indicative of the operations or performance of the Fund under its current investment objectives, policies and operations. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Securities Valuation: The market quotation for each security is the last reported sale price on a national securities exchange, or, in the case of Over-The-Counter securities, the mean between bid and ask. Other securities for which quotations are not readily available are valued at fair value as determined by the Board of Trustees. Short-term securities (maturing within 60 days) are valued on the basis of amortized cost. Securities with maturities in excess of 60 days are valued at market value. The cost of investments sold is determined on the identified cost basis for financial statements and federal income tax purposes.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

Investment Income: The Fund follows industry practice and records security transactions within one day of the trade date. Dividend income is recognized on the ex-dividend date and interest income is accrued on a daily basis.

Dividends: Substantially all of the Fund's accumulated net investment income, if any, determined as gross investment income less accrued expenses, is declared as a regular dividend and distributed to shareholders at fiscal year end. Capital gain distributions, if any, are declared and paid annually at calendar year end. Additional distributions may be made if necessary.

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Agreement. The Investment Advisor to the Fund, Madison Mosaic, LLC, earns an advisory fee of 0.75% per annum of the average net assets of the Fund; the fees are accrued daily and are paid monthly. The Advisory Agreement was approved by the Fund's shareholders on July 9, 1998.

4. Investment Transactions. For the period ended June 30, 1999, the purchases and sales of investment securities (excluding short-term securities) were $3,928,699 and $1,890,777, respectively.

5. Other Expenses. All expenses and support services are provided by the Advisor under a Services Agreement for fees based on a percentage of net assets. This percentage is 0.50% and is accrued daily and paid monthly.

6. Aggregate Cost and Unrealized Appreciation. The aggregate cost for federal income tax purposes and the net unrealized appreciation are as follows as of June 30, 1999.

Aggregate Cost              $3,907,842

Gross unrealized appreciation 281,956

Gross unrealized depreciation (10,473)

Net unrealized appreciation $ 271,483

7. Net Assets. At June 30, 1999, net assets include the following:

Net paid in capital on shares of beneficial interest $3,330,880

Undistributed net investment loss                           (729)

Accumulated net realized gains                           209,444

Net unrealized appreciation on investments               271,483

Total net assets                                      $3,811,078

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the period ended June 30, 1999 were as follows:

In Dollars

Shares sold                                 $2,282,430

Shares issued in reinvestment of dividends          --

Total shares issued                          2,282,430

Shares redeemed                               (288,121)

Net increase                                $1,994,309

In Shares

Shares sold                                     81,990

Shares issued in reinvestment of dividends          --

Total shares issued                             81,990

Shares redeemed                                (10,287)

Net increase                                    71,703

Telephone Numbers

Shareholder Service
Washington, DC area:             703 528-6500
Toll-free nationwide:             1 888 670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 1 888 336-3063

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Growth Fund
Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund

Mosaic Tax-Free Trust
Mosaic Tax-Free Arizona Fund
Mosaic Tax-Free Maryland Fund
Mosaic Tax-Free Missouri Fund
Mosaic Tax-Free Virginia Fund
Mosaic Tax-Free National Fund
Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling the numbers above. Read it carefully before you invest or send money.

1655 Fort Myer Drive, 10th floor
Arlington, Virginia 22209-3108

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